Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DatChat, Inc., (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Darin Myman and Brett Blumberg, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2025		/s/ Darin Myman
	Name:	Darin Myman
	Title:	Chief Executive Officer
(Principal Executive Officer)

Date: March 28, 2025		/s/ Brett Blumberg
	Name:	Brett Blumberg
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)